UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014 (July 29, 2014)

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 29, 2014, EQT Midstream Partners, LP (Partnership), EQT Midstream Services, LLC, a Delaware limited liability company and the general partner of the Partnership (General Partner), and certain subsidiaries of the Partnership, as guarantors, entered into an Underwriting Agreement (Underwriting Agreement) with Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein (Underwriters), relating to the public offering (Offering) of $500 million aggregate principal amount of the Partnership’s 4.00% senior notes due 2024 (Notes) at a price to the public of 99.422% of the face amount of the Notes.

The Offering closed on August 1, 2014. Net proceeds from the Offering will be used to repay all of the outstanding borrowings under the Partnership’s credit facility and for general partnership purposes.

The Offering was made pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-189719), which became effective upon filing on July 1, 2013 (Registration Statement), and pursuant to the prospectus supplement dated July 29, 2014 (Prospectus Supplement), filed with the Securities and Exchange Commission (Commission) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (Securities Act).

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership, and customary conditions to closing, obligations of the parties and termination provisions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriting Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Underwriting Agreement.  They are not intended to provide any other factual information about the Partnership, the General Partner or their respective subsidiaries or affiliates or equity holders.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Underwriting Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors.  Moreover, the subject matter of the representations and warranties are subject to more recent developments.  Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, the General Partner, or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Indenture and First Supplemental Indenture for 4.00% Senior Notes due 2024

The Notes were issued under an Indenture, dated as of August 1, 2014 (Base Indenture), by and among the Partnership, as issuer, each of the Partnership’s existing and future subsidiaries that guarantees its credit facility (other than EQT Midstream Finance Corporation) (Subsidiary Guarantors), and The Bank of New York Mellon Trust Company, N.A., as trustee (Trustee), as amended and supplemented by the First Supplemental Indenture, dated as of August 1, 2014 (First Supplemental Indenture), by and among the Partnership, the Subsidiary Guarantors and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, is referred to herein as the “Indenture.” The Indenture contains covenants that limit the Partnership’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Partnership’s assets.

Descriptions of the Notes and the Indenture are included in the Prospectus Supplement and are incorporated herein by reference. The foregoing descriptions of the Base Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes, the Base Indenture, the First Supplemental Indenture and the Underwriting Agreement is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01              Other Events.

This Current Report on Form 8-K is also being filed for the purpose of filing an updated computation of Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges as Exhibit 12.1 to the Registration Statement, and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                    Underwriting Agreement, dated as of July 29, 2014, by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC and the subsidiary guarantors party thereto, and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1                                    Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2                                    First Supplemental Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3                                    Form of 4.00% Senior Notes due 2024 (included in Exhibit 4.2).

5.1                                    Opinion of Baker Botts L.L.P.

5.2                                    Opinion of Buchanan Ingersoll & Rooney PC.

12.1                             Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges.

23.1                             Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2                             Consent of Buchanan Ingersoll & Rooney PC (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

	By:	EQT Midstream Services, LLC, its general partner

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date: August 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of July 29, 2014, by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC and the subsidiary guarantors party thereto, and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2

First Supplemental Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.00% Senior Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

5.2	Opinion of Buchanan Ingersoll & Rooney PC.

12.1	Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2	Consent of Buchanan Ingersoll & Rooney PC (included in Exhibit 5.2).